CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN DELETED, AS MARKED BY BRACKETS, AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                              PUBLIC HEALTH SERVICE

                 BIOLOGICAL MATERIALS LICENSE AGREEMENT --  EXCLUSIVE

                                   COVER PAGE


- ----------------------------------------------------------------
For Office of Technology Transfer/NIH internal use only:
- ----------------------------------------------------------------
Biological Materials License Agreement Number: L-058-96

Reference Number For Licensed Materials: B-007-96/0

Licensee: Aviron and its Affiliates

CRADA Number (if applicable): None

Additional Remarks: None

- -----------------------------------------------------------------


This Biological Materials License Agreement, hereinafter referred to as the "AGREEMENT", consists of this Cover Page, an attached AGREEMENT, a Signature Page, Appendix A (Licensed Materials), Appendix B (Licensed Products, Fields of Use and Territory), Appendix C (Royalties), Appendix D (Benchmarks), Appendix E (Deliverables), and Appendix F (List of Known Recipients). The Parties to this AGREEMENT are:

     1) The National Institutes of Health ("NIH"), the Centers for Disease Control and Prevention ("CDC"), or the Food and Drug Administration ("FDA"), hereinafter singly or collectively referred to as "PHS", agencies of the United States Public Health Service within the Department of Health and Human Services ("DHHS"); and

     2) The person, corporation, or institution identified above and/or on the Signature Page, having offices at the address indicated on the Signature Page, and its AFFILIATES (defined below in Paragraph 2.10), hereinafter referred to as "LICENSEE".

                PHS BIOLOGICAL MATERIALS LICENSE AGREEMENT -- EXCLUSIVE


     PHS and LICENSEE agree as follows:

1.    BACKGROUND

     1.01 In the course of conducting biomedical and behavioral research, PHS investigators made tangible embodiments of inventions that may have commercial applicability.

     1.02 DHHS, on behalf of the United States Government, owns any tangible embodiments of these inventions actually reduced to practice by PHS, regardless of whether United States or foreign patent applications or patents claiming such inventions exist.

     1.03 Pursuant to Sections 301(a) and 402(c) of the Public Health Services Act, PHS has the authority to enter into this AGREEMENT for the licensing of rights to these tangible embodiments.

     1.04 PHS desires to transfer the tangible embodiments of these inventions to the private sector through commercialization licenses to facilitate the commercial development of products and processes for U.S. public use and benefit.

     1.05 LICENSEE desires to acquire exclusive commercialization rights to the tangible embodiments of these inventions in order to develop processes, methods, or marketable products for U.S. public use and benefit.


2.   DEFINITIONS

     2.01 "LICENSED MATERIALS" means the biological materials identified in Appendix A.

     2.02 "LICENSED PRODUCT(S)" means the products identified in Appendix B.


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     2.03      "LICENSED TERRITORY" means the geographical area identified in Appendix B.

     2.04 "LICENSED FIELDS OF USE" means the fields of use described in Appendix B.

     2.05 "NET SALES" means the amounts actually received for sales of LICENSED PRODUCTS by or on behalf of LICENSEE or its sublicensees, and from leasing, renting, or otherwise making LICENSED PRODUCTS available to others without sale or other dispositions, whether invoiced or not, less (i) returns and allowances actually granted, (ii) packing costs, insurance costs and freight out, (iii) taxes or excise duties imposed on the transaction (if separately invoiced), (iv) wholesaler and cash discounts in amounts customary in the trade. No deductions shall be made for commissions paid to individuals, whether they be with independent sales agencies or regularly employed by LICENSEE or sublicensees, and on its payroll, or for the cost of collections. Sales of LICENSED PRODUCTS intended for resale to third parties, made internally amongst LICENSEE and its sublicensees, shall not be deemed sales for purposes of calculating NET SALES. On sales of LICENSED PRODUCTS by LICENSEE to sublicensees or affiliated parties or on sales made in other than an arm's-length transaction, which LICENSED PRODUCTS are not intended for resale to third parties, the value of the NET SALES attributed under this Paragraph 2.05 to such a transaction shall be [

                                                        ]

               With respect to COMBINATION PRODUCTS (defined below in Paragraph 2.06), NET SALES shall mean the amounts actually received for sales of COMBINATION PRODUCTS, and from leasing, renting, or otherwise making COMBINATION PRODUCTS available to others without sale or other dispositions, whether invoiced or not, less the deductions set forth above, multiplied by a fraction having (i) a


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                      Confidential Treatment Requested

               numerator of the [



                                                       ]  The [
                     ] for any LICENSED PRODUCT shall be determined for a
               [

                                                               ] When [
                           ] for the LICENSED PRODUCT is [
                             ] the fraction set forth above shall be changed to
               a fraction having (x) [
                                                           ] and (y) [



                                                 ]

     2.06 "COMBINATION PRODUCT" means any product that is comprised in part of a LICENSED PRODUCT and in part of one or more biologically active agents which are not themselves LICENSED PRODUCTS (the "OTHER AGENTS"). OTHER AGENTS excludes [
                                                .]

     2.07      [                                                    ] in
               exchange for cash or some equivalent to which value can be assigned for the purpose of determining NET SALES.

     2.08 "GOVERNMENT" means the government of the United States of America.

     2.09 "EFFECTIVE DATE" shall have the meaning set forth in Paragraph 11.01.

     2.10 "AFFILIATE" shall mean any entity that directly or indirectly owns, is owned by or is under common ownership with a party to this AGREEMENT, where "own" or "ownership" means direct or indirect


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               possession of at least fifty percent (50%) of the
               outstanding voting securities of a corporation or a comparable equity interest in any other type of entity.

     2.11      "COMPETITIVE PRODUCT" shall mean [
                                                                       .]

     2.12 "DELIVERABLES" shall mean the biological materials set forth in Appendix E.


3.   GRANT OF RIGHTS

     3.01 PHS hereby grants and LICENSEE accepts, subject to the terms and conditions of this AGREEMENT, an exclusive right and license in the LICENSED TERRITORY to make, have made, use, and transfer pursuant to Article 4 LICENSED MATERIALS and to develop, test, make, have made, use, have used, offer for sale, sell and have sold any LICENSED PRODUCTS in the LICENSED FIELDS OF USE.

     3.02 Promptly after receipt by PHS of LICENSEE's initial installment of the license issue royalty and the minimum annual royalty (pro-rated for calendar year 1996) as set forth in Appendix C, PHS agrees to provide LICENSEE with such quantities of LICENSED MATERIALS and DELIVERABLES as are set forth in Appendices A and E and, as available, to replace them at reasonable cost to LICENSEE in the event of their unintentional destruction. LICENSEE agrees to retain control over the LICENSED MATERIALS and DELIVERABLES and shall not distribute or release them to others, without the prior written consent of PHS, except as otherwise permitted by this AGREEMENT. If, [



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                                                                     . ]



     3.03 In order to ensure and preserve the exclusive nature of the rights granted LICENSEE under Paragraph 3.01, PHS warrants that it has not, prior to the EFFECTIVE DATE, entered into, and covenants that it will not in the future, enter into, any agreements with third parties for use of the LICENSED MATERIALS for the purpose of the commercial manufacture, distribution or
               sale of LICENSED PRODUCTS in the LICENSED TERRITORY.   PHS
               further covenants that it will not transfer or authorize the transfer of any LICENSED MATERIALS to any third party in the LICENSED TERRITORY except transfers required by the GOVERNMENT or by statute, as set forth in Paragraphs 5.01 or 5.05 of this AGREEMENT. PHS acknowledges that the foregoing covenants are material obligations of PHS under this AGREEMENT.

     3.04 This AGREEMENT confers no license or rights by implication, estoppel, or otherwise under any patent applications or patents of PHS.

     3.05 PHS represents that all third parties who have received samples of the LICENSED MATERIALS directly from PHS, or where known by PHS, indirectly from PHS, as of the EFFECTIVE DATE are listed on the List of Known Recipients, which is attached hereto as Appendix F, and PHS will inform LICENSEE promptly if it discovers any third party in possession of LICENSED MATERIALS, which party is not listed in Appendix F. If, after the EFFECTIVE DATE, PHS discloses to LICENSEE or LICENSEE discovers any entity in possession of LICENSED MATERIALS, and neither disclosed in Appendix G nor permitted to receive LICENSED MATERIALS under Paragraphs 5.01 or 5.05, PHS will make a good faith effort to retrieve LICENSED MATERIALS or obtain certification of destruction of same by such recipient. If, after the EFFECTIVE DATE, PHS discloses to LICENSEE or LICENSEE discovers any


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               third party  with [                     ] LICENSED MATERIALS in
               possession of LICENSED MATERIALS, LICENSEE may, at its election and in its sole discretion, effective immediately upon written notice to PHS, terminate this AGREEMENT and return LICENSED MATERIALS AND DELIVERABLES to PHS, or convert the license granted hereunder into a non-exclusive license. Concurrently with such conversion, [
                                           ]

     3.06      Nothing in this AGREEMENT shall preclude or prohibit
               LICENSEE from, or otherwise adversely affect LICENSEE's efforts in, obtaining a license from PHS to make, use and sell products which are derived from the [
                                               ] or any other reagents and
               materials in the LICENSED FIELD OF USE, [
                                     . ]


4.     SUBLICENSING; TRANSFER OF LICENSED MATERIALS

     4.01 LICENSEE may sublicense to third parties the rights granted to it under this AGREEMENT; provided, however, that LICENSEE shall not sublicense such rights to any entity which is barred from doing business with the GOVERNMENT.

     4.02 Notwithstanding Paragraph 3.01, PHS recognizes and acknowledges that, in the normal course of the conduct of LICENSEE's business and the course of the development, testing, manufacture and use of the LICENSED PRODUCTS and LICENSED MATERIALS, LICENSEE shall have the right, at its discretion, [


                                                                   .]
               LICENSEE agrees that such transfers will be done pursuant to written agreement and that such agreement will provide restrictions on the further transfer and the use of such transferred LICENSED MATERIALS as

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               are appropriate to the subject activity of such agreement.

     4.03 LICENSEE agrees that any sublicenses granted by it shall provide that the obligations to PHS of Paragraphs 5.01-5.05, 7.01, 9.01, 9.02, and 11.08-11.10 of this AGREEMENT shall be binding upon the sublicensee as if it were a party to this AGREEMENT. LICENSEE further agrees to attach copies of these Paragraphs to all sublicense agreements.

     4.04 Any sublicenses granted by LICENSEE shall provide for the termination of the sublicense, or the conversion to a license directly between such sublicensees and PHS, at the option of the sublicensee, upon termination of this AGREEMENT under Article 12. Such conversion is contingent upon (i) acceptance by the sublicensee of the remaining provisions of this AGREEMENT; and
               (ii) the sublicensee's compliance, at the time of conversion of the license, with the prerequisite set forth in Paragraph 4.01.

     4.05 LICENSEE agrees to forward to PHS a copy of each fully executed sublicense agreement postmarked within sixty (60) days of the execution of such agreement, which sublicense agreement shall be subject to the confidentiality provisions of Paragraph 8.08.


5.   PHS REQUIREMENTS AND RESERVED GOVERNMENT RIGHTS

     5.01 On behalf of the GOVERNMENT, PHS reserves an irrevocable, nonexclusive, nontransferable, royalty-free license to use, for research purposes only (and not for commercial use or sale) the LICENSED MATERIALS throughout the world by or on behalf of the GOVERNMENT and on behalf of any foreign government or international organization pursuant to any existing or future treaty or agreement to which the GOVERNMENT is a signatory.

     5.02 LICENSEE agrees to use its reasonable best efforts, based on commercial needs, to cause products used

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               or sold in the United States embodying LICENSED PRODUCTS
               to be manufactured substantially in the United States.

     5.03 LICENSEE acknowledges that PHS may enter into Cooperative Research and Development Agreements (CRADAs) under the Federal Technology Transfer Act of 1986 that relate to the subject matter of this AGREEMENT, subject to restrictions set forth in Paragraph
               3.03. LICENSEE agrees not to unreasonably deny requests for sublicense or cross-license rights for research purposes from such collaborators with PHS when acquiring such derivative rights is necessary in order to make a CRADA project feasible. LICENSEE may request an opportunity to join as a party to the proposed CRADA.

     5.04 DHHS has responsibility for funding basic biomedical research (including research on vaccines), for review and approval of vaccine products and for ensuring the availability of vaccines to state public health authorities in some instances. Because of these responsibilities, and the public investment in the research that culminated in the LICENSED MATERIALS, LICENSEE agrees, upon regulatory approval for marketing of a LICENSED PRODUCT, to use its expertise to increase public awareness of the critical role vaccines play in protecting the public health and to contribute to the understanding of employers and managed care organizations of the positive cost-benefit opportunities presented by vaccines.

     5.05 In addition to the license of Paragraph 5.01 above, PHS reserves the right to grant nonexclusive licenses to make and to use LICENSED MATERIALS and progeny and subclones thereof produced by PHS for purposes of research involving same, and not for purposes of commercial manufacture or in lieu of purchase. The purpose of this research license is to encourage basic research, whether conducted at an academic or corporate facility. In order to safeguard the LICENSED MATERIALS, however, PHS shall consult with LICENSEE before granting to any

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                      Confidential Treatment Requested

               third party such a license or providing to them samples of the LICENSED MATERIALS. If PHS, in other license agreements with such commercial entities, grants other rights under Paragraph 5.05 with respect to similar materials which may become [


                                  ]  In the event that LICENSEE can provide
               [                           ] to PHS that a commercial entity to
               which a research license to the LICENSED MATERIALS has been granted is developing the LICENSED MATERIALS for [


                        ] then LICENSEE can request that PHS [

                                               ]


6.   ROYALTIES AND REIMBURSEMENT

     6.01 LICENSEE agrees to pay to PHS a noncreditable, nonrefundable license issue royalty as set forth in Appendix C. The first installment of such license issue royalty shall be due within thirty (30) days after the EFFECTIVE DATE.

     6.02      LICENSEE agrees to pay to PHS a [                            ]
               royalty as set forth in Appendix C. The [              ] royalty
               shall be invoiced to LICENSEE on [

                    ] except for calendar year 1996, in which the [
                     ] royalty shall be invoiced within thirty (30) days of the
               EFFECTIVE DATE of this AGREEMENT and shall be [
                                          ] the postmarked date of such invoice.
               The [              ] royalty due for the first calendar year of
               this Agreement shall be [                                  ] of
               the calendar year remaining between the EFFECTIVE DATE of this
               AGREEMENT and the next subsequent [          ]

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               The [                                                     ]

     6.03 LICENSEE agrees to pay PHS earned royalties as set forth in Appendix C.

     6.04 LICENSEE agrees to pay PHS benchmark royalties, as set forth in Appendix C, for the first LICENSED PRODUCT to achieve the respective benchmark. If development of a LICENSED PRODUCT is discontinued, and a new LICENSED PRODUCT is developed in its place ("REPLACEMENT PRODUCT"), [

                                                                     ]  The
               benchmark royalty for Benchmark (4) listed in Appendix C shall be [

                                                             ]

     6.05      LICENSEE shall provide to PHS [

                                          ] In addition, LICENSEE shall provide
               [
                                                                      ]  Any
               [         ] in the earned royalties due from LICENSEE as a result
               of the sale of such [                   ] in that country shall
               be applied [
                                                    ] and shall be available
               during the [
                           ] The reduction in earned royalties shall extend for
               a period of time [
                                       ] from the market in that country, which
               period of time shall [

                                                                ]

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7.   RECORD KEEPING

     7.01 LICENSEE agrees to keep accurate and correct records of LICENSED PRODUCTS made, used, or sold under this AGREEMENT as appropriate to determine the amount of royalties due PHS. Such records shall
               be retained for [                            ] following a given
               reporting period. They shall be available during normal business hours for inspection at the expense of PHS, no more than once per calendar year, by an accountant or other designated auditor selected by PHS for the sole purpose of verifying reports and payments hereunder. The accountant or auditor shall only disclose to PHS information relating to the accuracy of reports and payments made under this AGREEMENT. If an inspection shows an underreporting or underpayment in excess of five percent (5%) for any twelve (12) month period, then LICENSEE shall reimburse PHS for the cost of the inspection at the time LICENSEE pays the unreported royalties, including any late charges as required by Paragraph 7.06 of this AGREEMENT. All payments required under this Paragraph shall be due within thirty (30) days of the date PHS provides LICENSEE notice of the payment due.


8.   REPORTS ON PROGRESS, BENCHMARKS, SALES, AND PAYMENTS

     8.01 Prior to signing this AGREEMENT, LICENSEE has provided to PHS a written commercialization plan ("COMMERCIAL DEVELOPMENT PLAN") under which LICENSEE intends to bring the subject matter of the LICENSED MATERIALS into commercial use. The COMMERCIAL DEVELOPMENT PLAN is hereby incorporated by reference into this AGREEMENT. Based on this plan, performance benchmarks are determined as specified in Appendix D ("BENCHMARKS").

      8.02 LICENSEE shall provide written annual reports on its product development progress or efforts to commercialize under the COMMERCIAL DEVELOPMENT PLAN for each of the LICENSED FIELDS OF USE within sixty

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               (60) days after December 31 of each calendar
               year. These progress reports shall include, but not be limited to: progress on research and development, status of applications for regulatory approvals, manufacturing, sublicensing, marketing, and sales during the preceding calendar year, as well as plans for the present calendar year. If reported progress differs materially from that projected in the COMMERCIAL DEVELOPMENT PLAN and BENCHMARKS, LICENSEE shall explain the reasons for such differences. LICENSEE may propose amendments in any such annual report to the COMMERCIAL DEVELOPMENT PLAN, acceptance of which by PHS may not unreasonably be denied. LICENSEE agrees to provide any additional data reasonably required by PHS to evaluate LICENSEE'S performance. LICENSEE may amend the BENCHMARKS at any time upon written consent by PHS, which consent shall not unreasonably be withheld. PHS shall not unreasonably withhold approval of any request of LICENSEE to extend the time periods of this schedule if such request is supported by a reasonable showing by LICENSEE of diligence in its performance under the COMMERCIAL DEVELOPMENT PLAN and toward bringing the LICENSED PRODUCTS to the point of practical application as defined in 37 CFR 404.3(d). LICENSEE shall amend the COMMERCIAL DEVELOPMENT PLAN and BENCHMARKS at the request of PHS to address any LICENSED FIELDS OF USE not specifically addressed in the plan originally submitted.

      8.03     LICENSEE shall report to PHS the date of the [
                           ] in each country in the LICENSED TERRITORY within
               thirty (30) days of such occurrence.

      8.04     After the date of [                      ] LICENSEE shall
               submit to PHS within sixty (60) days after each calendar half-year ending June 30 and December 31 a royalty report setting forth for the preceding half-year period the amount of the LICENSED PRODUCTS sold by or on behalf of LICENSEE in each country within the LICENSED TERRITORY, the NET SALES, and the amount of royalties accordingly due. With each such royalty report, LICENSEE shall

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               submit payment of the earned royalties
               due. If no earned royalties are due to PHS for any reporting period, the written report shall so state. The royalty report shall be certified as correct by an authorized officer of LICENSEE and shall include a detailed listing of all deductions made under Paragraph 2.05 to determine NET SALES made under Paragraph 2.05 to determine royalties due under Article 6.

      8.05 LICENSEE agrees to forward semi-annually to PHS a copy of such reports received by LICENSEE from its sublicensees during the preceding half-year period as shall be pertinent to a royalty accounting to PHS by LICENSEE for activities under the sublicense.

      8.06     Royalties due under Article 6 shall be paid in U.S. dollars.
               For conversion of foreign currency to U.S. dollars, the conversion rate shall be the rate quoted in THE WALL STREET JOURNAL on the day that the payment is due. All checks and bank drafts shall be drawn on United States banks and shall be payable to "NIH/Patent Licensing" at the address shown on the Signature Page below. Any loss of exchange, value, taxes, or other expenses incurred in the transfer or conversion to U.S. dollars shall be paid entirely by LICENSEE. All royalty payments due under this AGREEMENT shall be mailed to the following address: NIH, P.O. Box 360120, Pittsburgh, Pennsylvania 15251-6120. The royalty report required by Paragraph 8.04 of this AGREEMENT shall accompany each such payment and a copy of such report shall also be mailed to PHS at its address for notices indicated on the Signature Page of this AGREEMENT.

     8.07 Late charges will be applied to any overdue payments as required by the U.S. Department of Treasury in the Treasury Fiscal Requirements Manual, Section 8025.40. The payment of such late charges shall not prevent PHS from exercising any other rights it may have as a consequence of the lateness of any payment.

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                      Confidential Treatment Requested

     8.08 All plans and reports required by this Article 8 and marked "confidential" by LICENSEE and LICENSEE's license application shall be treated by PHS as commercial and financial information obtained from a person and as privileged and confidential information and, to the extent permitted by law, shall not be subject to disclosure under the Freedom of Information Act, 5 U.S.C. 552.


9.   PERFORMANCE

     9.01      LICENSEE shall use its [                               ] to
               introduce the LICENSED PRODUCTS into the commercial market for commercial use as soon as practicable. [
                       ] for the purpose of this provision shall include, but
               not be limited to, [



                                          ] The efforts of a sublicensee shall
               be considered the efforts of LICENSEE.

     9.02      Upon the [                     ] until the expiration of this
               AGREEMENT, LICENSEE shall use its [
                      ] to keep LICENSED PRODUCTS reasonably accessible to the
               U.S. public.


10.  NEGATION OF WARRANTIES; INDEMNIFICATION

     10.01 PHS does not warrant that the LICENSED MATERIALS may be exploited without infringing patents or other intellectual property rights of third parties.

     10.02 PHS MAKES NO WARRANTIES WITH RESPECT TO THE LICENSED MATERIALS, EXPRESSED OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

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     10.03     LICENSEE shall indemnify and hold PHS, its employees,
               students, fellows, agents, and consultants harmless from and against all liability, demands, damages, expenses, and losses, including but not limited to death, personal injury, illness, or property damage in connection with or arising out of a) the use by or on behalf of LICENSEE, its sublicensees, directors, employees, or third parties of any LICENSED MATERIALS OR DELIVERABLES, or b) the design, manufacture, distribution, or use of any LICENSED PRODUCTS, DELIVERABLES LICENSED MATERIALS or other materials, products or processes developed in connection with or arising out of the LICENSED MATERIALS. LICENSEE agrees to maintain a liability insurance program consistent with sound business practice.


11.  TERM, TERMINATION, AND MODIFICATION OF RIGHTS

     11.01 This AGREEMENT is effective when signed by all parties and shall terminate upon cessation of all commercial sales of LICENSED PRODUCTS by LICENSEE (or its sublicensee), unless sooner terminated as provided in this Article 11.

     11.02 In the event that LICENSEE is in default in the performance of any material obligations under this AGREEMENT, and if the default has not been remedied within ninety (90) days after the date of notice in writing of such default, or, if such default cannot be remedied within 90 days of such notice and LICENSEE has not made a good faith effort to remedy such default, PHS may terminate this AGREEMENT by written notice.

     11.03 In the event that LICENSEE becomes insolvent, files a petition in bankruptcy, has such a petition filed against it, determines to file a petition in bankruptcy, or receives notice of a third party's intention to file an involuntary petition in bankruptcy, LICENSEE shall immediately notify PHS in writing. Furthermore, PHS shall have the right to terminate this AGREEMENT by giving LICENSEE

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               sixty (60) days written notice, provided that such petition is not dismissed within sixty (60) days of filing. Termination of this AGREEMENT is effective upon expiration of the notice period.

     11.04 LICENSEE shall have a unilateral right to terminate this AGREEMENT and/or any licenses in any country by giving PHS sixty
               (60) days written notice to that effect.

     11.05 PHS shall specifically have the right to terminate or modify, at its option, this AGREEMENT, if PHS determines that the
               LICENSEE: 1) is not executing the COMMERCIAL DEVELOPMENT PLAN submitted with its request for a license, as such PLAN may be amended from time to time, and the LICENSEE cannot otherwise demonstrate to PHS's satisfaction that the LICENSEE has taken, or can be expected to take within a reasonable time, effective steps to achieve practical application of the LICENSED MATERIALS; 2) has not achieved the BENCHMARKS as may be modified under Paragraph 8.02; 3) has willfully made a false statement of, or willfully omitted, a material fact in the license application or in any report required by the license agreement; 4) has committed a material breach of a covenant or agreement contained in the license; 5) cannot reasonably justify a failure to comply with the domestic production requirement of Paragraph 5.01 unless waived; or 6) has failed to reasonably satisfy requirements for U.S. public use as specified by Federal regulations issued after the date of the license. In making this determination, PHS will take into account the normal course of such commercial development programs conducted with sound and reasonable business practices and judgment and the annual reports submitted by LICENSEE under Paragraph 8.02. PHS will also consider whether LICENSEE's actions under items 1) through 6) affect only one LICENSED FIELD OF USE and if so, PHS's remedy under this Paragraph 11.05 shall be invoked only as to the affected LICENSED FIELD OF USE. Prior to invoking this right, PHS shall give written notice to LICENSEE providing LICENSEE specific notice of, and a ninety (90) day

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               opportunity to respond to, PHS's concerns as to the previous items 1) to 6). If LICENSEE fails to alleviate PHS's concerns as to the previous items 1) to 6) or fails to initiate corrective action to PHS's satisfaction, PHS may terminate or modify this AGREEMENT.

     11.06 If PHS believes that LICENSEE (or its sublicensee) is not keeping LICENSED PRODUCTS reasonably available to the U.S. public after commercial use commences, it shall request LICENSEE, within sixty (60) days, to submit (1) a response demonstrating that LICENSED PRODUCTS are reasonably available or (2) a development plan to make LICENSED PRODUCTS reasonably available to the U.S. public. If following receipt of the response or development plan, and after opportunity for a meeting between the parties, PHS determines (1) that the LICENSED PRODUCTS are not reasonably available to the U.S. public, (2) any development plan submitted by LICENSEE will not make LICENSED PRODUCTS so available, and (3) the granting of a sublicense would materially increase the availability to the U.S. public of the LICENSED PRODUCTS, then PHS shall have the right to require LICENSEE to grant sublicenses to responsible applicants, on reasonable terms, in the applicable LICENSED FIELD(S) OF USE.

     11.07 Within thirty (30) days of receipt of written notice of PHS's unilateral decision to modify or terminate this AGREEMENT, LICENSEE may appeal the decision by written submission to the Director of NIH or designee. The decision of the NIH Director or designee shall be the final agency decision. LICENSEE may thereafter exercise any and all administrative or judicial remedies that may be available.

     11.08 Within ninety (90) days of the termination or expiration of this AGREEMENT under this Article 11, LICENSEE agrees to: (a) return all LICENSED MATERIALS, DELIVERABLES, and LICENSED PRODUCTS to PHS, or provide PHS with certification of their destruction; and (b) submit a final product development progress

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               report pursuant to Paragraph 8.02 and a final royalty report pursuant to Paragraph 8.04, as applicable. Any royalty payments due to PHS shall become immediately due and payable upon termination or expiration. If terminated under this Article 11, sublicensees may elect to convert their sublicenses to direct licenses with PHS pursuant to Paragraph 4.04.

12.  GENERAL PROVISIONS

     12.01 Neither Party may waive or release any of its rights or interests in this AGREEMENT except in writing. The failure of the GOVERNMENT to assert a right hereunder or to insist upon compliance with any term or condition of this AGREEMENT shall not constitute a waiver of that right by the GOVERNMENT or excuse a similar subsequent failure to perform any such term or condition by LICENSEE.

     12.02 This AGREEMENT constitutes the entire agreement between the Parties relating to the subject matter of commercial use of the LICENSED MATERIALS, and all other prior negotiations, representations, agreements, and understandings are merged into, extinguished by, and completely expressed by this AGREEMENT.

     12.03 The provisions of this AGREEMENT are severable, and in the event that any provision of this AGREEMENT shall be determined to be invalid or unenforceable under any controlling body of law, such determination shall not in any way affect the validity or enforceability of the remaining provisions of this AGREEMENT.

     12.04 If either Party desires a modification to this AGREEMENT, the Parties shall, upon reasonable notice of the proposed modification by the Party desiring the change, confer in good faith to determine the desirability of such modification. No modification will be effective until a written amendment is signed by the signatories to this AGREEMENT or their designees.

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     12.05     The construction, validity, performance, and effect of this
               AGREEMENT shall be governed by Federal law as applied by the Federal courts in the District of Columbia.

     12.06 All notices required or permitted by this AGREEMENT shall be given by prepaid, first class, registered or certified mail properly addressed to the other Party at the address designated on the following Signature Page, or to such other address as may be designated in writing by such other Party, and shall be effective as of the date of the postmark of such notice.

     12.07 This AGREEMENT shall not be assigned by LICENSEE except a) with the prior written consent of PHS, such consent not to be withheld unreasonably; or b) as part of a sale or transfer of all or substantially all of the business of LICENSEE relating to operations which concern this AGREEMENT. LICENSEE shall notify PHS within ten (10) days of any assignment of this AGREEMENT by LICENSEE.

     12.08 LICENSEE agrees in its use of any LICENSED MATERIALS, DELIVERABLES, or LICENSED PRODUCTS to comply with all applicable statutes, regulations, and guidelines, including Public Health Service and National Institutes of Health regulations and guidelines. LICENSEE agrees not to use LICENSED MATERIALS, DELIVERABLES, or LICENSED PRODUCTS for research involving human subjects or clinical trials in the United States without complying with 21 CFR Part 50 and 45 CFR Part 46. LICENSEE agrees not to use the LICENSED MATERIALS, DELIVERABLES, or LICENSED PRODUCTS for research involving human subjects or clinical trials outside of the United States without notifying PHS, in writing, of such research or trials and complying with the applicable regulations of the appropriate national control authorities. Written notification to PHS of research involving human subjects or clinical trials outside of the United States shall be given no later than sixty (60) days prior to commencement of such research or trials.

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     12.09     LICENSEE acknowledges that it is subject to and agrees to
               abide by the United States laws and regulations (including the Export Administration Act of 1979 and Arms Export Control Act) controlling the export of technical data, computer software, laboratory prototypes, biological material, and other commodities. The transfer of such items may require a license from the cognizant agency of the GOVERNMENT or written assurances by LICENSEE that it shall not export such items to certain foreign countries without prior approval of such agency. PHS neither represents that a license is or is not required or that, if required, it shall be issued.

     12.10 By entering into this AGREEMENT, PHS does not directly or indirectly endorse any product or service provided, or to be provided, by LICENSEE whether directly or indirectly related to this AGREEMENT. LICENSEE shall not state or imply that this AGREEMENT is an endorsement by the GOVERNMENT, PHS, any other GOVERNMENT organizational unit, or any GOVERNMENT employee. Additionally, LICENSEE shall not use the names of NIH, PHS, DHHS, THE GOVERNMENT, or their employees in any advertising or sales literature written or developed by LICENSEE without the prior written consent of PHS.

     12.11 The Parties agree to attempt to settle amicably any controversy or claim arising under this AGREEMENT or a breach of this AGREEMENT, except for appeals of modification or termination decisions provided for in Article 12. LICENSEE agrees first to appeal any such unsettled claims or controversies to the Director of NIH, or designee, whose decision shall be considered the final agency decision. Thereafter, LICENSEE may exercise any administrative or judicial remedies that may be available.

     12.12 Nothing relating to the grant of a license, nor the grant itself, shall be construed to confer upon any person any immunity from or defenses under the antitrust laws.

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     12.13     Paragraphs 4.03, 7.01, 8.06, 8.07, 10.01-10.03, 11.07,
               11.08, and 12.11 of this AGREEMENT shall survive termination of this AGREEMENT.

                          SIGNATURES BEGIN ON NEXT PAGE


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            PHS BIOLOGICAL MATERIAL LICENSE AGREEMENT--EXCLUSIVE

                               SIGNATURE PAGE

FOR PHS:

by:        Barbara McGarey                               5/31/96
    ------------------------------------         -----------------------
Barbara McGarey, J.D.                             Date
Deputy Director, Office of Technology Transfer
National Institutes of Health

Mailing Address for Notices:

Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852


FOR LICENSEE (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of LICENSEE made or referred to in this document are truthful and accurate.):


by:        J. Leighton Read, M.D.                      May 29, 1996
    ------------------------------------         -----------------------
J. Leighton Read, M.D.                           Date
Chairman and CEO

Mailing Address for Notices:

Aviron
297 North Bernardo Avenue
Mountain View, California  94043


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                          APPENDIX A -- LICENSED MATERIALS
LICENSED MATERIALS:

(1) [


                                         ]

(2)  Earlier passages of (1), as follows:

     (a)  [                                             ]
     (b)  [                                         ]
     (c)  [                                                 ]
     (d)  [                                      ]
     (e)  [                                  ]

(3) [
                           ]

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          APPENDIX B -- LICENSED PRODUCTS, FIELDS OF USE AND TERRITORY
LICENSED PRODUCTS:

     "LICENSED PRODUCTS" shall mean (i) BPIV PRODUCTS and (ii) BPIV-VECTOR PRODUCTS.

     "BPIV PRODUCTS" shall mean any products, in any formulation, for use in the LICENSED FIELDS OF USE, derived from items (1), (2) or (3) of the LICENSED MATERIALS in Appendix A, [
                         ]  A BPIV PRODUCT may be [
                                                         ]

     "BPIV-VECTOR PRODUCTS" shall mean any products, in any formulation, for use in the LICENSED FIELDS OF USE, derived from [



                                                             ]


LICENSED TERRITORY: Worldwide


LICENSED FIELDS OF USE:

(1)  [
                                                                 ]

(2)  [
                                                                          ]

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                           APPENDIX C -- ROYALTIES


ROYALTIES:

LICENSE ISSUE ROYALTY

LICENSEE agrees to pay to PHS a [                            ] license issue
royalty in [                          ] according to the following schedule:

(1) [
                                ]

(2) [
                      ]

(3) [
                      ]

(4) [
                                ]

(5) [
                      ]

[                           ]

LICENSEE agrees to pay to PHS a [
                                                    ]

EARNED ROYALTIES FOR NET SALES OF BPIV PRODUCTS BY LICENSEE:

(1) LICENSEE agrees to pay to PHS earned royalties of [

          ]

(2) [However, [                    ]



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                                                      ]


EARNED ROYALTIES FOR NET SALES OF BPIV PRODUCTS BY SUBLICENSEE(S):

(1) LICENSEE agrees to pay to PHS earned royalties of [

                                 ]

(2) [However, [                   ]







                                                                ]

(3) LICENSEE agrees to pay to PHS earned royalties of [

                                 ]

(4) However, [



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               ] and

(5) LICENSEE further agrees to pay to PHS [




                             ]


EARNED ROYALTIES FOR NET SALES OF BPIV-VECTOR PRODUCTS:

LICENSEE agrees to pay to PHS earned royalties of [                ] of
LICENSEE's and sublicensees' NET SALES of BPIV-VECTOR PRODUCTS in the human LICENSED FIELDS OF USE.


EARNED ROYALTIES FOR NET SALES OF ANY LICENSED PRODUCTS [IN THE [
                     ]

For LICENSED PRODUCTS in the [                  ], LICENSEE agrees to
pay to PHS:

(1) [                ] of NET SALES by LICENSEE of LICENSED PRODUCTS in the
    [                            ]

(2) [                                 ] actually paid to LICENSEE by a
    sublicensee in exchange for the right to sell LICENSED PRODUCTS in the
    [                                   ] including earned royalties
    paid to LICENSEE by such sublicensee, provided, however, that such payment obligation shall not apply to amounts received from such sublicensee for

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     [


                                                              ]

BENCHMARK ROYALTIES

LICENSEE agrees to pay PHS benchmark royalties as follows:

     (1)  [


                                                            ] and

     (2)  [

                 ] and

     (3)  [


                                                     ] and

     (4)  [


                          ]

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                          APPENDIX D -- BENCHMARKS

Licensee agrees to the following BENCHMARKS for its performance under this
AGREEMENT and, within [                ] of achieving a BENCHMARK, shall notify
PHS that the BENCHMARK has been achieved:


(1)  [


              ]

(2)  [

                    ]

(3)  [


                                                              ]

(4)  [


                                       ]

(5)  [

                                                                         ]

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                          APPENDIX E - DELIVERABLES

All biological materials ("DELIVERABLES") listed in this Appendix E are being provided to LICENSEE for research use only.

(1) [
                                                ]

(2) [
                                                                 ]

(3) [

                                             ]

(4) [


                           ]

(5) [








              ]

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                    APPENDIX F - LIST OF KNOWN RECIPIENTS

The following persons and entities are known by PHS to have received the quantities of the LICENSED MATERIALS set forth below. The amounts in brackets are those which PHS believes remain in the possession of the Known Recipients. PHS will make a good faith effort to retrieve these materials or to facilitate delivery of same to LICENSEE.


    Person/Entity        Description of Material      Quantity
    ------------         ----------------------       --------
1.  [
                                                             ]

2.  [
                                                             ]

3.  [
                                                             ]

4.  [
                                                             ]

5.  [
                                                             ]

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[LOGO]                                                 [LETTERHEAD]

May 31, 1996

The National Institutes of Allergy and Infectious Diseases
National Institutes of Health

Re: License of Rights to Information relating to Bovine Parainfluenza Virus Type 3 ("BPIV3") strain 15626

Ladies and Gentlemen:

Aviron has licensed from The National Institutes of Health or the Centers for Disease Control (collectively,"PHS") pursuant to that certain License Agreement dated as of May 31, 1996 (the "License Agreement") the worldwide and exclusive right to make, use and sell products ("Licensed Products") derived from the Licensed Materials (defined below) . In connection with that license, Aviron wishes to obtain from The National Institutes of Allergy and Infectious Diseases ("NIAID") certain information rights. This letter ("Letter Agreement") sets forth the parties' agreement with respect to those rights.

NIAID understands that Aviron (or its sublicensee) is to file and own any new IND for the Licensed Products. NIAID acknowledges that it is the holder currently of IND No. [
                  ] NIAID hereby grants Aviron an exclusive right of reference to the Existing IND, and any new IND filed by NIAID with respect to the Licensed Materials, including all Raw Data (defined below). All Clinical Data and Research Results (defined below) of NIAID shall be made available exclusively to Aviron for use in obtaining regulatory approval for the commercialization and marketing of Licensed Products. However, nothing contained within this Letter Agreement shall prohibit NIAID from publishing summary data of such Raw Data or Clinical Data and Research Results, consistent with NIAID policy. NIAID shall take appropriate precautions to ensure that Aviron may review, cross reference or, as appropriate, otherwise use the Existing IND in conducting clinical trials within the scope of this Agreement and the License Agreement, and in fulfilling all the requirements necessary for obtaining FDA approval to market Licensed Products.

We agree that Confidential Information (defined below) of either party obtained or disclosed as a result of activities performed under this Letter Agreement shall not be further disclosed, copied, reproduced, or otherwise made available to any person or entity without the consent of the disclosing party except as required under court order or the Freedom of Information Act (5 U.S.C. Section 552). Each party agrees to use its best efforts to maintain in confidence such Confidential Information and not to use such Confidential Information except as provided in this Letter Agreement. Each party agrees that the other party is not

                      Confidential Treatment Requested

Aviron/NIAID May 31, 1996                                     Page 2

liable for the disclosure of Confidential Information the disclosing party determines may not lawfully be withheld, provided the concerned party has been given an opportunity to obtain a court order to enjoin disclosure. The obligation to maintain the confidentiality of Confidential Information shall expire [
          ] provided that upon the expiration of such [                  ]
Licensee may request a [                         ] to this term when necessary
to protect Confidential Information relating to Licensed Products not yet commercialized. NIAID may not unreasonably deny such request and shall, upon such notice, refrain from disclosing any such Confidential Information for such
[                          ]

The following definitions shall apply:

     "Confidential Information" shall mean all technical, scientific, product, manufacturing, production, business, and financial information, whether developed under the License Agreement, this Letter Agreement or existing prior to this Letter Agreement and disclosed by either party to the other under this Agreement, which is maintained as a trade secret by the disclosing party or would be a trade secret or otherwise privileged or confidential if developed by Licensee or its sublicensee in its ordinary course of business, provided that such information:

(i) is not publicly known or available from other resources who are not under a confidentiality obligation to the source of the information;

(ii) has not been made available by the disclosing party to others without a confidentiality obligation;

(iii) is not already known by or available to the receiving party without a confidentiality obligation; or

(iv) cannot be demonstrated through adequate written documentation as having been independently developed or acquired by the receiving Party without reference to or reliance upon such Confidential Information. Confidential Information includes all Clinical Data and Research Results and all Raw Data. All information to be deemed confidential under this Letter Agreement shall be clearly marked "CONFIDENTIAL," "PROPRIETARY" or equivalent by the disclosing party within forty-five (45) days of such disclosure. Notwithstanding the foregoing, the parties may disclose any information relating to potential hazards or cautionary warnings associated with production, handling, or use of the Licensed Materials to any government authority in accordance with applicable laws and regulations.

Notwithstanding any other provisions of this Letter Agreement, all information submitted to FDA under this Agreement by Aviron shall be deemed by NIAID to be Confidential Information of Aviron.

     "Clinical Data and Research Results" means all information, data, case report forms, tangible materials, and results first developed or obtained in connection with the development, testing, use, manufacture or sale of License Products, including information obtained under any clinical trials of the Licensed Materials. Such term includes all

Aviron/NIAID May 31, 1996                                     Page 3

information required to be submitted with an application for approval of a biological product under 21 Code of Federal Regulations Part 601.

     "Raw Data" means the primary quantitative and empirical data first collected by clinical investigators or others from experiments and clinical trials conducted in connection with the development, testing, use, manufacture or sale of Licensed Products, including case report forms and all information required to be submitted in support of an Investigational New Drug Application under 21 Code of Federal Regulations Part 312.

Very truly yours,

/s/ J. Leighton Read

J. Leighton Read, M.D.


Accepted and agreed to:


/s/ [illegible]

National Institute of Allergy
and Infectious Diseases
for Anthony S. Fauci, M.D.
Director, NIAID